                                                                 EXHIBIT 99.B24


                                   POWER OF ATTORNEY
                                   -----------------



                  The person whose signature appears below hereby appoints
             Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Tax-Exempt California Money Market Fund.



                       Signature              Title       Date
                       ---------              -----       ----

               /s/ Stephen B. Timbers         Trustee     October 12, 1995
             ---------------------------

                                   POWER OF ATTORNEY
                                   -----------------



                  The person whose signature appears below hereby appoints
             Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Tax-Exempt California Money Market Fund.



                       Signature              Title       Date
                       ---------              -----       ----

               /s/ David W. Belin             Trustee     October 12, 1995
             --------------------------

                                   POWER OF ATTORNEY
                                   -----------------



                  The person whose signature appears below hereby appoints
             Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Tax-Exempt California Money Market Fund.



                       Signature              Title       Date
                       ---------              -----       ----

               /s/ Lewis A. Burnham           Trustee     October 12, 1995
             --------------------------

                                   POWER OF ATTORNEY
                                   -----------------



                  The person whose signature appears below hereby appoints
             Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Tax-Exempt California Money Market Fund.



                       Signature              Title       Date
                       ---------              -----       ----

               /s/ Donald L. Dunaway          Trustee     October 12, 1995
             --------------------------

                                   POWER OF ATTORNEY
                                   -----------------



                  The person whose signature appears below hereby appoints
             Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Tax-Exempt California Money Market Fund.



                       Signature              Title       Date
                       ---------              -----       ----

               /s/ Robert B. Hoffman          Trustee     October 12, 1995
             --------------------------

                                   POWER OF ATTORNEY
                                   -----------------



                  The person whose signature appears below hereby appoints
             Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Tax-Exempt California Money Market Fund.



                       Signature              Title       Date
                       ---------              -----       ----

               /s/ Donald R. Jones            Trustee     October 12, 1995
             --------------------------

                                   POWER OF ATTORNEY
                                   -----------------



                  The person whose signature appears below hereby appoints
             Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Tax-Exempt California Money Market Fund.



                       Signature              Title       Date
                       ---------              -----       ----

               /s/ Shirley D. Peterson        Trustee     October 12, 1995
             --------------------------

                                   POWER OF ATTORNEY
                                   -----------------



                  The person whose signature appears below hereby appoints
             Charles F. Custer, Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Tax-Exempt California Money Market Fund.



                       Signature              Title       Date
                       ---------              -----       ----

               /s/ William P. Sommers         Trustee     October 12, 1995
             --------------------------